EXHIBIT 10.74

SEVENTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SEVENTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Seventeenth Amendment”) is entered into as of this 26th day of February, 2021 (the “Effective Date”), by and among Gerber Finance Inc. (“Lender”), KBS Builders, Inc., a Delaware corporation, (the “Borrower”), ATRM Holdings, Inc., a Minnesota corporation, and Star Equity Holdings, Inc., a Delaware corporation (individually or collectively, as the context may require, “Guarantor”), having an address at 53 Forest Ave, Old Greenwich, CT 06831.

RECITALS

A.Borrower has executed and delivered to Lender a certain Promissory Note, dated February 23, 2016, in the original maximum principal sum of Four Million Dollars ($4,000,000.00) (the “Note”) payable to the order of Lender.

B.Lender and Borrower entered into a Loan and Security Agreement dated as of February 23, 2016, as amended by (i) the First Amendment to Loan and Security Agreement dated November 30, 2016, (ii) the Second Amendment to Loan and Security Agreement dated November 30, 2016, (iii) the Third Amendment to Loan and Security Agreement dated June 30, 2017, (iv) the Fourth Amendment to Loan and Security Agreement dated July 19, 2017, (v) the Fifth Amendment to Loan and Security Agreement dated September 29, 2017, (vi) the Sixth Amendment to Loan and Security Agreement dated December 22, 2017, (vii) a series of emails between representatives of the parties sent January 12 - 14, 2018 characterized as a Seventh Agreement of Amendment to Loan and Security Agreement), (viii) the Eight Amendment to Loan and Security Agreement dated October 1, 2018, (ix) the Ninth Amendment to Loan and Security Agreement dated February 22, 2019, (x) the Tenth Amendment to Loan and Security Agreement dated April 1, 2019, (xi) the Eleventh Amendment to Loan and Security Agreement dated April 15, 2019, (xii) Consent and Acknowledgement Agreement and Twelfth Amendment to Loan Agreement dated September 10, 2019, (xiii) the Thirteenth Amendment to Loan and Security Agreement dated January 31, 2020, (xiv) the Fourteenth Amendment to Loan and Security Agreement dated March 5, 2020, (xv) the Fifteenth Amendment to Loan and Security Agreement dated April 1, 2020, and (xvi) the Sixteenth Amendment to Loan and Security Agreement dated January 5, 2021 (such Loan and Security Agreement, as so amended and as it may be further amended, restated, supplemented or otherwise modified from time to time, being the “Loan Agreement”). Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Loan Agreement.

C.The Loans are secured by, among other things, each Guarantor’s guaranty by its execution of the Loan Agreement as a Corporate Credit Party (“Guaranty”).

D.ATRM Holdings, Inc. has executed an Amended and Restated Subordination Agreement dated January 31, 2020 and is a Subordinated Lender as defined in the Loan Agreement.

E.Lone Star Co-Invest I, LP has executed an Amended and Restated Subordination Agreement dated January 31. 2020; Lone Star Value Management, LLC has executed an Amended and Restated Subordination Agreement dated January 31, 2020; and each is a Subordinated Lender as defined in the Loan Agreement.

F.Star Equity Holdings, Inc. has executed an Amended and Restated Subordination Agreement dated January 31, 2020, and is a Subordinated Lender as defined in the Loan Agreement.

G.Star Procurement, LLC has executed an Amended and Restated Subordination Agreement dated January 31, 2020 and is a Subordinated Lender as defined in the Loan Agreement.

H.The Note, the Guaranty, each Subordination Agreement, the Loan Agreement, and all other Credit Documents and Ancillary Loan Documents executed by Borrower and Guarantor, Credit Parties and Ancillary Credit Parties and/or others in connection with the Loans in effect and as amended prior to the date hereof are hereafter collectively referred to as the “Credit Documents”.

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, in consideration of the Recitals above which are incorporated into and made a part of this Seventeenth Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Borrower, each Guarantor, each Credit Party, each Ancillary Credit Party and Lender agree (or to the extent they are not a party thereto, acknowledge) that the Credit Documents are hereby amended as of the Effective Date as follows:

1.Schedule III is hereby amended and restated to read as set forth on the attached Schedule III:

2.In consideration of the execution of this Seventeenth Amendment, the Guaranty of
Jeffrey E. Eberwein dated November 20, 2017 in the maximum principal amount of $500,000 is hereby discharged and Jeffrey E. Eberwein is no longer an Ancillary Credit Party as defined in the Loan Agreement. In further consideration thereof, each Corporate Credit Party acknowledges that its Guaranty includes those Obligations as defined in the Guaranty of Jeffrey E. Eberwein.

3.The Borrower’s failure to comply with the “Net Income” financial covenant on Schedule III of the Loan Agreement as of December 31, 2020 constitutes an Event of Default under the Loan Agreement. Lender hereby agrees to grant a waiver thereof provided, however, that this waiver does not constitute (i) a modification or an alteration of any of the terms, conditions or covenants of the Loan Agreement or any Credit Documents, all of which remain in full force and effect, or (ii) a waiver, release or limitation upon Lender’s exercise of any of its rights and remedies thereunder, all of which are hereby expressly reserved, or (iii) a waiver of compliance with Schedule III as amended in this Seventeenth Amendment for any other period or purpose. This waiver does not relieve or release the Borrower in any way from any of the other respective duties, obligations, covenants or agreements under the Loan Agreement or the other Credit Documents or from the consequences of any other Event of Default thereunder, except as expressly described above. This waiver does not obligate Lender, or be construed to require Lender, to waive any other Event of Default or defaults, whether now existing or which may occur after the date of this waiver.

4.Nothing contained herein shall limit, impair, terminate or revoke the obligations of the parties under the Credit Documents, and such obligations shall continue in full force and effect in accordance with the respective terms and provisions of the Credit Documents, as modified hereby. Borrower hereby ratifies and agrees to pay when due all sums due or to become due or owing under the Loan Agreement or the other Credit Documents and the parties shall hereafter faithfully perform all of its obligations under and be bound by all of the provisions of the Credit Documents, as modified hereby, and hereby ratifies and reaffirms all of its obligations and liabilities under the Credit Documents, as modified hereby.

5.This Seventeenth Amendment and the execution of the other documents required to be executed in connection herewith do not constitute the creation of a new debt or the extinguishment of the debt evidenced by the Credit Documents, nor will they in any way affect or impair the liens and security interests created by the Credit Documents except as otherwise provided with respect to the Discharge. The parties agree that the lien and security interests created by the Credit Documents continue to be in full force and effect, unaffected and unimpaired by this Seventeenth Amendment and that said liens and security interests shall so continue in their perfection and priority until the Obligations secured by the Credit Documents are fully discharged.

6.Each of Borrower, Guarantor and the Credit Parties on behalf of itself and its affiliates, heirs, successors and assigns (collectively, “Releasing Parties”), hereby releases and forever discharges Lender, any trustee of the Loans, any servicer of the Loans, each of their respective predecessors-in-interest and successors and assigns, together with the officers, directors, partners, employees, investors, certificate holders and agents of each of the foregoing (collectively, the “Lender Parties”), from all debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, claims, damages, judgments, executions, actions, inactions, liabilities, demands or causes of action of any nature, at law or in equity, known or unknown, which such Releasing Party has or had prior to and including the date hereof relating in any manner whatsoever to matters arising out of: (a) the Loans, including, without limitation, its funding, administration and servicing; (b) the Credit Documents; or (c) any reserve and/or escrow balances held by Lender or any servicers of the Loans.

7.Borrower, Guarantor and the Credit Parties, jointly and severally, agree to reimburse, defend, indemnify and hold Lender harmless from and against any and all liabilities, claims, damages, penalties, reasonable expenditures, losses or charges (including, but not limited to, all reasonable legal fees and court costs), which may now or in the future be undertaken, suffered, paid, awarded, assessed or otherwise incurred as a result of or arising out of any fraudulent conduct of Borrower, Guarantor or any Credit Party in connection with this Seventeenth Amendment or of any breach of any of the representations or warranties made in any material respect.

8.Borrower agrees to pay all attorneys’ fees and other costs incurred by Lender or otherwise payable in connection with this Seventeenth Amendment (in addition to those otherwise payable pursuant to the Credit Documents), which fees and costs are to be paid as of the date hereof. In consideration of the agreements and waiver by Lender herein, Borrower is to pay a fee of $2,500 to Lender, payable as of the date hereof.

9.With respect to all notices or other written communications hereunder, such notice or written communication shall be given in writing, and shall be deemed effective upon delivery pursuant to the Loan Agreement.

10.This Seventeenth Amendment and all other documents executed in connection herewith shall each constitute a Credit Document for all purposes under the Note, the Guaranty, the Subordination Agreement, the Loan Agreement and the other Credit Documents. All references in each of the Credit Documents to the Loan Agreement shall be deemed to be a reference to the Loan Agreement as amended by this Seventeenth Amendment and as the same may be further amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time. All references in each of the Credit Documents to the Credit Documents or to any particular Credit Document shall be deemed to be a reference to such Credit Documents as amended by this Seventeenth Amendment, and as the same may be further amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time. All references in the Credit Documents to a particular section of a Credit Document shall be deemed to be a reference to the particular section of such Credit Document as amended by this Seventeenth

Amendment, and as the same may be further amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time.

11.Except as expressly amended hereby, each Credit Document shall remain in full force and effect in accordance with its terms and provisions, without any waiver, amendment or modification of any provision thereof.

12.This Seventeenth Amendment may not be amended, modified or otherwise changed in any manner except by a writing executed by all of the parties hereto.

13.In case any provision of this Seventeenth Amendment shall be invalid, illegal, or unenforceable, such provision shall be deemed to have been modified to the extent necessary to make it valid, legal and enforceable. The validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

14.This Seventeenth Amendment is binding on, and shall inure to the benefit of the parties hereto, their administrators, executors, and successors and assigns; provided, however, that Borrower, each Credit Party and each Guarantor may only assign its rights hereunder to the extent permitted in the Credit Documents.

15.This Seventeenth Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws provisions of said state.

16.This Seventeenth Amendment constitutes all of the agreements among the parties relating to the matters set forth herein and supersedes all other prior or concurrent oral or written letters, agreements and understandings with respect to the matters set forth herein.

17.This Seventeenth Amendment may be executed in any number of counterparts, each of which when so executed is deemed to be an original and all of which taken together constitute but one and the same agreement. Delivery of an executed counterpart of this Seventeenth Amendment by facsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Seventeenth Amendment. Any party delivering an executed counterpart of this Seventeenth Amendment by facsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Seventeenth Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Seventeenth Amendment.

18.BORROWER, GUARANTOR, EACH OF THE CREDIT PARTIES AND LENDER EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS SEVENTEENTH AMENDMENT, THE CREDIT DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.
[Signatures appear on the following pages]

IN WITNESS WHEREOF, the undersigned have caused this Seventeenth Amendment to be executed as of the day and year first above written.

LENDER:

GERBER FINANCE, INC.

By:    /s/ Kevin McGarry
    Name: Kevin McGarry
    Title: Chief Credit Officer

BORROWER:

KBS BUILDERS, INC.

By:     /s/ Matthew Mosher
    Name: Matthew Mosher
    Title: General Manager

GUARANTOR:

ATRM HOLDINGS, INC.

By:     /s/ David J. Noble
    Name: David J. Noble
    Title: President

STAR EQUITY HOLDINGS, INC.

By:    /s/ Jeffrey E. Eberwein
Name: Jeffrey E. Eberwein
    Title: Chairman of the Board

[Signature Page to Seventeenth Amendment to Loan and Security Agreement-Consent Page Follows]

CONSENT TO SEVENTEENTH AMENDMENT
TO LOAN AND SECURITY AGREEMENT

We hereby consent and agree to the attached terms of the Seventeenth Amendment to Loan and Security Agreement.

LONE STAR VALUE CO-INVEST I, LP
(as Creditor pursuant to Amended and Restated Subordination Agreement dated January 31, 2020)

By:    /s/ Jeffrey E. Eberwein
    Name: Jeffrey E. Eberwein
    Title: Sole Member, Lone Star Value Investors GP, LLC

LONE STAR VALUE MANAGEMENT, LLC
(as Creditor pursuant to Amended and Restated Subordination Agreement dated January 31, 2020)

By:    /s/ Jeffrey E. Eberwein
    Name: Jeffrey E. Eberwein
    Title: CEO

STAR PROCUREMENT, LLC
(as Creditor pursuant to Amended and Restated Subordination Agreement dated January 31, 2020)

By:     /s/ David J. Noble
    Name: David Noble
    Title: Manager

ATRM HOLDINGS, INC.
(as Creditor pursuant to Amended and Restated Subordination Agreement dated January 31, 2020)

By:     /s/ David J. Noble
    Name: David J. Noble
    Title: President

STAR EQUITY HOLDINGS, INC.
(as Creditor pursuant to Amended and Restated Subordination Agreement dated January 31, 2020)

By:    /s/ Jeffrey E. Eberwein
    Name: Jeffrey E. Eberwein
    Title: Chairman of the Board

[Signature Page to Consent to Seventeenth Amendment to Loan and Security Agreement- continued on following page]

SCHEDULE III

FINANCIAL COVENANTS

1.Distributions. Borrower shall make no distribution, transfer, payment, advance, or contribution of cash or property which would constitute a Restricted Payment.

2.Net Income. Borrower shall report annual post-tax net income in an amount at least equal to (a) $385,000 for the trailing 6-month period ending June 30, 2021 and (b) $500,000 for the trailing Fiscal Year End December 31, 2021.

3.Minimum EBITDA. Borrower shall not permit its EBITDA determined by Lender at (a) June 30, 2021 to be less than $880,000 or (b) Fiscal Year End December 31, 2021 to be less than $1,500,000. “EBITDA” shall mean, for any period, all earnings before all interest, tax obligations and depreciation and amortization expense of the Borrower for such period, all determined in conformity with GAAP on a basis consistent with the latest financial statements of the Borrower based upon the attached projections prepared by the Borrower.